SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

July 30, 2008

Date of Report

 (Date of earliest event reported)

GeNOsys, INC.

 (Exact name of registrant as specified in its charter)

Utah	000-49817	87-0671592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 West Riverpark Drive

Provo, Utah 84604

(Address of Principal Executive Offices)

(801) 623-4751

(Registrant's Telephone Number)

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

See Exhibit 99.1 Press Release dated July 30, 2008, a coy of which is attached hereto and incorporated herein by reference.  GeNOsys, Inc., announced that the Company’s Chairman of the Board, Mr. Clark Mower and Medical Director, Steven Minton, M.D. presented to a group of investment fund managers and investor relations firms in New York City on Wednesday, July 30, and Thursday, July 31, 2008.  The Company presented information related to GeNOsys’ success research and development of its patented and patent pending generated Nitric Oxide technologies.  The information presented was summarized from the Company’s reports that have been filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description

Exhibit No.

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GeNOsys, INC.

Date: 7/31/2008

By/s/John W. R. Miller

President and director